Exhibit A

GALECTIN THERAPEUTICS, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement pertains to the offering (the “Offering”) by Galectin Therapeutics, Inc. (the “Company”) of units (the “Units”), each such Unit consisting of one (1) share (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase in the aggregate seventy-five percent (75%) of one (1) share of Common Stock, which shall have an exercise price of Five Dollars ($5.00) per share of Common Stock, at a purchase price of $                 per Unit (the “Unit Price”) as described in the Private Placement Offering Memorandum for the Units dated November, 2016, as the same hereto may be amended (the “Offering Memorandum”). The Company is making this Offering solely to “accredited investors” (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended). This Offering is subject to one or more closing(s) of the sale of the Units (each a “Closing”), and a final closing of the sale of the Units (the “Final Closing”), on a date as determined by the Company.

The undersigned, intending to be legally bound, hereby offers to purchase from the Company the number of Units for the aggregate purchase price set forth on the signature page hereto (the “Subscription”).

The Company will be deemed to have accepted this offer upon execution by it of the Receipt and Acceptance on the signature page hereto. This Subscription is submitted to the Company subject to its acceptance and in accordance with, and subject to, the terms and conditions described in, this Subscription Agreement.

1. Definitions. In addition to the terms defined elsewhere in this Subscription Agreement, for all purposes of this Subscription Agreement, the following terms shall have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Commission” means the Securities and Exchange Commission.

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following the Filing Date (or, in the event of a “full review” by the Commission, the 90th calendar day following the Filing Date) and with respect to any additional Registration Statements which may be required pursuant to Section 5(d), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a “full review” by the Commission, the 90th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 90th calendar day following the Final Closing and, with respect to any additional Registration Statements which may be required pursuant to Section 5(d), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Subscription Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser” means each purchaser of Units in the Offering.

“Registrable Securities” means, as of any date of determination, (a) all Shares issued to the undersigned pursuant to the Offering, (b) all Warrant Shares then issued and issuable to the undersigned upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) any additional shares of Common Stock issued and issuable to the undersigned in connection with any anti-dilution provisions in the Warrants, including all Warrants issued to other purchasers in the Offering (without giving effect to any limitations on exercise set forth in the Warrants), and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the undersigned in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the undersigned (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, and all Warrants are exercised by “cashless exercise” as provided in Section 2(c) of each of the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 5(a) and any additional registration statements contemplated by Section 5(d), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Subscription Agreement, the Warrants and any other documents or agreements, including any appendices, exhibits or attachments thereto, executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 17 Battery Place, 8th Floor, New York, NY 10004-1123 and any successor transfer agent of the Company.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2. Verification of Investor Suitability under Regulation D. The undersigned understands that in order to subscribe for the Units in this Offering, the undersigned must be an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and the undersigned hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Furthermore, the undersigned understands that, as a condition to the Company’s acceptance of this Subscription, the undersigned must (i) maintain its status as an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act for so long as any Warrants remain exercisable and (ii) complete a Accredited Investor Questionnaire in the form attached hereto.

3. Amount and Method of Payment. The purchase price for the Units is the Unit Price multiplied by the number of Units purchased by the undersigned as set forth on the signature page hereof (the “Purchase Price”). The Purchase Price shall be paid by tender of a check made payable to Galectin Therapeutics, Inc. or wire transfer in immediately available funds to an account specified by the Company.

4. Acceptance of Subscription.

(a) The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units in whole or in part at any time prior to the Closing.

(b) In the event that this Subscription is rejected in whole or in part, the Company shall promptly return all or the applicable portion of the Purchase Price without interest to the undersigned, as the case may be, and this Subscription Agreement shall thereafter have no force or effect except with respect to the portion, if any, of this Subscription that is accepted by the Company.

5. Registration Rights.

(a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 5(e)); provided, however, that the undersigned shall not be required to be named as an “underwriter” without the undersigned’s express prior written consent. Subject to the terms of this Subscription Agreement, the Company shall use its commercially reasonable efforts to cause a Registration Statement filed under this Subscription Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the undersigned (the “Effectiveness Period”).

(b) Notwithstanding the registration obligations set forth in Section 5(a), if the Commission informs the Company that all of the Registrable Securities, including, for purposes hereof, all “Registrable Securities” under any other Purchaser’s Subscription Agreement accepted and agreed to by the Company, cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform the undersigned thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 5(e).

(c) Notwithstanding any other provision of this Subscription Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities, including, for purposes hereof, all “Registrable Securities” under any other Purchaser’s Subscription Agreement accepted and agreed to by the Company, permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by the undersigned as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i) First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities, including, for purposes hereof, all “Registrable Securities” under any other Purchaser’s Subscription Agreement accepted and agreed to by the Company; and

(ii) Second, the Company shall reduce Registrable Securities represented by Shares and/or Warrant Shares, including, for purposes hereof, all “Registrable Securities” under any other Purchaser’s Subscription Agreement accepted and agreed to by the Company, (applied, in the case that some Shares and/or Warrant Shares may be registered, to the Purchasers on a pro rata basis based on the total number of unregistered Shares and/or Warrant Shares held by the Purchasers).

(d) In the event of a cutback hereunder, the Company shall give the undersigned at least five (5) Trading Days prior written notice along with the calculations as to the undersigned’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(e) If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(f) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name the undersigned or affiliate of the undersigned as any underwriter without the prior written consent of the undersigned.

(g) The undersigned agrees to furnish to the Company a completed questionnaire in the form attached to this Subscription Agreement as Annex A (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or as requested by the Company.

(h) All fees and expenses incident to the performance of or compliance with, this Subscription Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.

6. Restrictions on Resale or Transfer.

(a) The Units, Shares, Warrants and Warrant Shares have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the securities are sold pursuant to Rule 144.

(b) For so long as is required by this Section 6(b), the certificate(s) representing the Shares and the Warrant Shares shall each bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(c) Certificates evidencing the Shares and the Warrant Shares shall not contain any legend (including the legend set forth in Section 6(b) hereof), (i) while a Registration Statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, if such Shares or Warrant Shares are eligible for sale under Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

7. Delivery of the Stock Certificate and Warrants. The Company will execute and deliver the Warrants and certificate(s) representing the Shares to the undersigned as soon as practicable after the occurrence of all of the following events: (i) acceptance of this Subscription by the Company; (ii) receipt of the Purchase Price by the Company; and (iii) the Closing applicable to such Shares and Warrants.

8. Representations and Warranties of the Undersigned. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) If the undersigned is a legal entity, (i) it is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, (ii) it has the requisite power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder, (iii) the execution and delivery of each of the Transaction Documents by the undersigned and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the undersigned and no further action is required by the undersigned in connection therewith, (iv) each Transaction Document has been (or upon delivery will have been) duly executed by the undersigned and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) The undersigned understands that the offering and sale of the Units by the Company to the undersigned is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Rule 506 of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

(i) The undersigned has carefully reviewed the Offering Memorandum, this Subscription Agreement, the Form of Warrant, including any appendices, exhibits or attachments hereto and thereto, as well as the Company’s filings with the SEC, and understands the information contained in each such document including, but not limited to, the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015;

(ii) All documents, records and books pertaining to the Company, the Offering and this investment that the undersigned has requested have been made available for inspection by the undersigned and the undersigned’s attorney, accountant and other investment advisor(s), if any;

(iii) The undersigned and the undersigned’s investment advisor(s), if any, have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Units and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned;

(iv) The undersigned has not relied upon any placement agent or other third party in connection with the Offering in making its investment decision with respect to whether to invest in the Units offered by the Company in the Offering;

(v) Neither the undersigned nor the undersigned’s investment advisor(s), if any, have been furnished any offering literature other than the Offering Memorandum and the appendices attached thereto and the undersigned and the undersigned’s investment advisor(s), if any, have relied only on the information contained in the Offering Memorandum and the appendices attached thereto and the information, as described in subparagraphs (ii) and (iii) above, furnished or made available to them by the Company;

(vi) No oral or written representations have been made and no oral or written information has been furnished to the undersigned or the undersigned’s investment advisor(s), if any, in connection herewith that were in any way inconsistent with the information set forth in the Offering Memorandum and the appendices attached thereto;

(vii) The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting;

(viii) The undersigned acknowledges that it has conducted its own independent evaluation of the Company and has analyzed the risks associated with an investment in the Units and has based its decision to invest in the Units on the results of this evaluation and analysis;

(ix) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become disproportionate to the undersigned’s net worth;

(x) If the undersigned is a natural person, the undersigned has reached the age of majority in the jurisdiction in which the undersigned resides, has adequate net worth and means of providing for the undersigned’s current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

(xi) The address set forth on the signature page below is the undersigned’s true and correct residence (or, if not an individual, domiciliary) address;

(xii) The undersigned (A) has such knowledge of, and experience in, business and financial matters so as to enable the undersigned to utilize the information made available to it in connection with the offering of the Units in order to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto; (B) the undersigned has carefully evaluated the risks of investing; and (C) has the capacity, either alone, or with a professional advisor, to protect the undersigned’s own interests in connection with a purchase of the Units;

(xiii) The undersigned is not relying on the Company with respect to the economic considerations of the undersigned relating to this investment. In regard to such considerations, the undersigned has relied on the advice of, or has consulted with, only the undersigned’s own investment advisor(s). The undersigned recognizes that the information furnished by the Company does not constitute investment, accounting, legal or tax advice. The undersigned is relying on professional advisors for such advice;

(xiv) The undersigned is acquiring the Units solely for the undersigned’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units;

(xv) The undersigned understands that the certificate(s) evidencing ownership of the Shares and the Warrant Shares and the Warrants will each bear a restrictive legend and have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (A) such sale or transfer is subsequently registered thereunder; (B) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) the securities are sold pursuant to Rule 144;

(xvi) The undersigned understands that the price of the Units may not be indicative of the true value of the Units. The undersigned understands that no assurances can be given that the Shares, Warrants or Warrant Shares could be resold by the undersigned for the Unit Price or any price and the undersigned has made an independent determination of the fairness of the Unit Price;

(xvii) The undersigned acknowledges that the information furnished by the Company or any representative thereof to the undersigned or its advisors in connection with this Offering is confidential and nonpublic and agrees that all such information that is material and not yet publicly disseminated by the Company shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned’s personal benefit (other than in connection with this Subscription), nor disclosed to any third party, except the undersigned’s legal and other advisors who shall be advised of the confidential nature of such information, for any reason; provided, that this obligation shall not apply to any such information that (A) is part of the public knowledge or literature and readily accessible by the public as of the date of the Offering Memorandum, (B) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (C) is received from third parties (except for third parties who disclose such information in violation of any confidentiality obligation);

(xviii) If the undersigned is, or is acting on behalf of or is using to purchase or hold Units the assets of, (A) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Part 4 of Title I of ERISA, a plan described in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any entity deemed under ERISA or the regulations issued thereunder to hold assets of such an employee benefit plan or plan or (B) a non-U.S. plan, governmental plan or church plan subject to any federal, state, local, non-U.S. or other laws or regulations which are substantially similar to the fiduciary provisions of ERISA or Section 4975 of the Code (“Similar Laws”):

(A) The undersigned and its plan fiduciaries are not affiliated with, and are independent of, the Company, and are informed of and understand the Company’s investment objectives, policies and strategies.

(B) The undersigned represents and warrants that its purchase, holding and disposition of the Units will not involve any non-exempt prohibited transaction under Section 406 of ERISA or in connection with which a penalty could be imposed under Section 502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Code, or which is prohibited under, or in connection with which a penalty or tax could be imposed under, Similar Laws.

(C) The trustee or other plan fiduciary directing the investment:

(1) in making the proposed investment, is aware of and has taken into consideration the applicable diversification requirements of Section 404(a)(1)(C) of ERISA, the Code or Similar Laws;

(2) has concluded that the proposed investment in the Company is prudent and is consistent with the other applicable fiduciary responsibilities under ERISA, the Code or Similar Laws; and

(3) the proposed investment in the Company and purchase of the Units is in accordance with the terms of the plan’s governing instruments and complies with all applicable requirements of ERISA, the Code and Similar Laws.

(4) This Subscription Agreement has been duly executed by a duly designated Named Fiduciary (within the meaning of Section 402(a)(2) of ERISA), if applicable to such plan.

(xix) The undersigned has completed and returned to the Company an Accredited Investor Questionnaire, in the form attached hereto as Annex B. The information provided by the undersigned in the Accredited Investor Questionnaire is true and correct and the undersigned understands that the Company is relying upon such information in connection with the purchase of the Units by the undersigned. Furthermore, if the undersigned has used a representative or representatives (each, a “Purchaser Representative”) acceptable to the Company in connection with the undersigned’s evaluation of an investment in the Units, each such Purchaser Representative has completed and returned to the Company a Purchaser Representative Questionnaire, in the form available from the Company upon request.

(c) The undersigned recognizes that an investment in the Units involves a number of significant risks including, but not limited to, those risks set forth under the “Risk Factors” in the Offering Memorandum.

(d) The undersigned understands that no federal or state agency has passed upon the Units or made any finding or determination as to the fairness of this investment in the Units.

(e) All information that the undersigned has heretofore furnished and furnishes herewith to the Company is true, correct and complete as of the date of execution of this Subscription Agreement and if there should be any material change in such information prior to the Closing, the undersigned will immediately furnish such revised or corrected information to the Company.

(f) The undersigned certifies that it is NOT (1) a non-resident alien or (2) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. federal income taxation. The undersigned agrees to notify the Company within 60 days of the date it becomes a foreign person or entity. The undersigned further certifies that its name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity) as they appear in this Subscription Agreement are true and correct. The undersigned further certifies that it is NOT subject to backup withholding because either (1) it is exempt from backup withholding, (2) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified it that it is no longer subject to backup withholding. The undersigned understands that these certifications, which are made under penalty of perjury, may be disclosed to the IRS by the Company and that any false statements contained in this paragraph could be punished by fine and imprisonment.

(g) The undersigned represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with the undersigned nor any person or entity having a beneficial interest in the undersigned nor any other person or entity on whose behalf the undersigned is acting (1) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), (2) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), (3) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank, (4) is a senior non-U.S. political figure or an immediate family member or close associate of such figure, or (5) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules or orders (categories (1) through (5) collectively, a “Prohibited Investor”). The undersigned agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. The undersigned consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the undersigned as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. If the undersigned is a financial institution that is subject to the PATRIOT Act, Public Law No. 107-56 (Oct. 26, 2001) (the “Patriot Act”), the undersigned represents that the undersigned has met all of its respective obligations under the Patriot Act. The undersigned acknowledges that if, following the investment in the Company by the undersigned, the Company reasonably believes that the undersigned is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the undersigned to transfer the Shares. The undersigned further acknowledges that the undersigned will not have any claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

(h) The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date. If more than one Person is signing this Subscription Agreement, each representation, warranty and undertaking herein shall be the joint and several representation, warranty and undertaking of each such Person.

9. Representations and Warranties of the Company. The Company hereby acknowledges, represents and warrants to, and agrees with, the undersigned as follows:

(a) Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of Article 5 of this Subscription Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) filings with the Trading Market as may be required pursuant to the listing rules thereof, (v) the consent of the holders of the Series B Preferred Stock of the Company, and (vi) those that have been made or obtained prior to the date of this Subscription Agreement.

(e) Issuance of the Units. The Units, and the Shares issuable under the Units and the Warrant Shares, have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Subscription Agreement and the Warrants in order to issue the Shares and the Warrant Shares.

(f) Material Misstatements. The Offering Memorandum, did not, as of the date thereof, and will not, as of the Closing, contain any untrue statement of a material fact or, together with the Company’s filings with the Commission, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Authorized Capital. The Company’s authorized equity capitalization is as set forth in the Offering Memorandum; the Common Stock and the Warrants conform in all material respects to the descriptions thereof contained in the Offering Memorandum; all of the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights to subscribe for or purchase securities. As of the date of the Offering Memorandum, there were 29,396,617 shares of Common Stock issued and outstanding, warrants to purchase 10,452,844 shares of Common Stock outstanding and options to acquire 3,499,638 shares of Common Stock. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to such outstanding warrants. Except for the options and warrants described above and except for the right of 10X Fund, L.P. to participate in the offering pursuant to that certain Securities Purchase Agreement, dated February 12, 2009, by and between the Company and 10X Fund, L.P., the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All the outstanding shares of capital stock or other interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Offering Memorandum, all outstanding capital stock or other interests of the subsidiaries of the Company are owned by the Company free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

(h) Accredited Investors. The Company will not offer or sell any of the Units to any person whom it reasonably believes is not an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

(i) Solicitation. Neither the Company nor any of its affiliates has engaged directly or indirectly in any form of “general solicitation” or “general advertising” in connection with the offering of the Units as those terms are used in Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; the Company has not entered, and will not enter, into any arrangement or agreement with respect to the distribution of the Units, except for this Subscription Agreement.

10. Notice to the Undersigned.

THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR TEXAS RESIDENTS ONLY: THE SECURITIES OFFERED HEREUNDER HAVE NOT BEEN REGISTERED UNDER APPLICABLE TEXAS SECURITIES LAWS AND, THEREFORE, ANY PURCHASER THEREOF MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. FURTHER, PURSUANT TO §109.13 UNDER THE TEXAS SECURITIES ACT, THE COMPANY IS REQUIRED TO APPRISE PROSPECTIVE INVESTORS OF THE FOLLOWING: A LEGEND SHALL BE PLACED, UPON ISSUANCE, ON CERTIFICATES REPRESENTING SECURITIES PURCHASED HEREUNDER, AND ANY PURCHASER HEREUNDER SHALL BE REQUIRED TO SIGN A WRITTEN AGREEMENT THAT HE WILL NOT SELL THE SUBJECT SECURITIES WITHOUT REGISTRATION UNDER APPLICABLE SECURITIES LAWS, OR EXEMPTIONS THEREFROM.

THE OFFERING OF THE UNITS IS FURTHER QUALIFIED BY, AND INCORPORATED HEREIN BY REFERENCE TO, ALL STATE LEGENDS SET FORTH IN THE OFFERING MEMORANDUM DELIVERED TO THE UNDERSIGNED IN CONNECTION WITH THIS OFFERING.

11. Indemnification. The undersigned agrees to indemnify and hold harmless the Company and the officers and directors thereof and each other Person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representations or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company in connection with this transaction.

12. Additional Information. The undersigned hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as it may deem appropriate with regard to the suitability of the undersigned as an investor in the Units.

13. Binding Effect. The undersigned hereby acknowledges and agrees that, except as provided under applicable state securities laws, the Subscription hereunder is irrevocable, that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successors, legal representatives and assigns. This Subscription Agreement shall specifically inure to the benefit of each officer and director of the Company, irrespective of the fact that one or more of them are not parties to this Subscription Agreement.

14. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

15. Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

16. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Subscription Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

17. Entire Agreement. This Subscription Agreement, together with the Warrants, contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

18. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions.

19. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

20. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of laws.

21. Choice of Jurisdiction. The undersigned agrees that any action or proceeding directly or indirectly relating to or arising out of this Subscription Agreement, any breach hereof, or any transaction covered hereby shall be resolved, whether by arbitration or otherwise, within the State of Georgia. Accordingly, the parties consent and submit to the jurisdiction of the state courts of the State of Georgia located within Atlanta, Georgia or the United States federal courts located in the Northern District of Georgia. The parties further agree that any such relief whatsoever in connection with this Subscription Agreement shall be commenced by such party exclusively in the state courts of the State of Georgia located within Atlanta, Georgia or the United States federal courts located in the Northern District of Georgia. Each party hereto irrevocably waives the right to claim as a defense or otherwise that the foregoing jurisdictions are an inconvenient forum.

22. Reimbursement. If any action or other proceeding is brought for the enforcement of this Subscription Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Subscription Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in such action or proceeding in addition to any other relief to which they may be entitled.

23. Further Assurances. Each of the parties shall execute said documents and other instruments and take such further actions as maybe reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed on the              day of December, 2016.

Signed:
Name:

Units Purchased:
Aggregate Purchase Price of Units (Number of Units Purchased x $ per Unit):	$

Name(s) in which the Units are to be registered:

Home Address:

Mailing Address (if different):

RECEIPT AND ACCEPTANCE:

Galectin Therapeutics, Inc. hereby accepts the above subscription and agrees to the terms hereof, as of                               , 2016.

GALECTIN THERAPEUTICS, INC.

By:
Name: Peter Traber, M.D.
Title: President and Chief Executive Officer

ANNEX A

GALECTIN THERAPEUTICS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock and warrants to purchase common stock (the “Registrable Securities”) of Galectin Therapeutics, Inc., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Subscription Agreement between the undersigned and the company (the “Subscription Agreement”) to which this document is annexed. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

Investor Questionnaire	1

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐            No  ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐            No  ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐            No  ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐            No  ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Investor Questionnaire	2

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

Investor Questionnaire	3

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Investor Questionnaire	4

ANNEX B

Accredited Investor Questionnaire

ALL INFORMATION FURNISHED IS FOR THE SOLE USE OF GALECTIN THERAPEUTICS, INC. (THE “COMPANY”) AND ITS COUNSEL AND WILL BE HELD IN CONFIDENCE BY THE COMPANY AND ITS COUNSEL, EXCEPT THAT THIS QUESTIONNAIRE MAY BE FURNISHED TO SUCH PARTIES AS THE COMPANY AND COUNSEL DEEM NECESSARY TO ESTABLISH COMPLIANCE WITH FEDERAL OR STATE SECURITIES LAWS OR TO THE EXTENT REQUIRED BY LAW.

Regulation D of the Securities Act of 1933, as amended (the “1933 Act”) may require, among other things, that prior to making a sale of its membership interest, the Company has reasonable grounds to believe, and shall believe after reasonable inquiry, that the offeree is an “accredited investor” (as defined). In order to obtain the facts needed to determine whether an offeree is an accredited investor (the “Investor”), it is necessary for the offeree to complete this Confidential Investor Questionnaire. The form should be completed, signed, dated, and returned to the Company.

* * * * * * * * * * * *

Answer all questions. Write “N/A” if not applicable.

I.	PLEASE PROVIDE THE FOLLOWING INFORMATION.

	A.	(1) Name of Investor:

(2) If Investor is a corporation, partnership, trust or other entity, number of equity owners:

(3) If Investor is a corporation, partnership, trust or other entity, state the name of the individual(s) making the investment decision on behalf of the entity:

	B.	Investor’s Address:

	C.	Telephone Number: ( )

	D.	Taxpayer Identification Number/Social Security Number of Investor:

	E.	Date of organization or incorporation (if applicable):

II.

THE FOLLOWING INFORMATION IS TO BE PROVIDED SO THAT THE COMPANY CAN DETERMINE IF THE PURCHASER IS AN ACCREDITED INVESTOR.

IN COMPLETING THIS SECTION II, PLEASE CAREFULLY READ THE DEFINITIONS PROVIDED IN THE FOOTNOTES BELOW.

	A.	FINANCIAL CONDITION AND EXPERIENCE OF INDIVIDUAL INVESTORS:

(ENTITY INVESTORS SHOULD SKIP THIS SECTION A AND COMPLETE SECTION B INSTEAD)

I represent and warrant to the Company, as follows:

I am an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the 1933 Act. My qualification is based on the following. (Each “accredited investor” must initial the appropriate item or items):

1. A director or executive officer[1] of the Company.

2. A natural person whose individual net worth[2], or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000.

3. A natural person who had an individual income[3] (not including income of spouse) in excess of $200,000 in each of the two most recent years (2014 and 2015) or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year (2016).

IF NONE OF THE PRECEDING APPLY TO YOU, PLEASE INITIAL HERE:

	B.	AUTHORITY AND FINANCIAL CONDITION OF ENTITY INVESTORS.

THE REQUESTED FINANCIAL INFORMATION SHOULD BE FURNISHED WITH RESPECT TO THE ENTITY INVESTOR, AND NOT WITH RESPECT TO THE OWNERS OF THE BENEFICIAL INTERESTS THEREIN AS INDICATED.

GRANTOR TRUST SUBSCRIBERS: IF THE INVESTOR IS A GRANTOR TRUST, THAT IS A TRUST AMENDABLE AND REVOCABLE BY THE GRANTOR AT ANY TIME, PLEASE COMPLETE THIS SECTION WITH RESPECT TO THE TRUST AND ITS ASSETS ALONE. PLEASE ALSO COMPLY WITH SECTION A WITH RESPECT TO THE GRANTOR INCLUDING THE ASSETS HELD IN THE TRUST.

The undersigned, as an authorized representative of the Investor, represents and warrants to the Company, as follows:

The Investor is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the 1933 Act. The Investor’s qualification is based on the following.

1 The term “executive officer” means the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company.

2 The term “net worth” means total assets (excluding the value of the investor’s primary residence) less total liabilities (including, however, the amount that the mortgages and other indebtedness secured by the primary residence exceed the fair market value of the primary residence).

3 The term “income” for these purposes means gross income (reported on the Federal tax return) increased by adding back any deduction taken for long term capital gains under section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), and deduction for depletion under Sections 611 et seq. of the Code, any exclusion for interest under Section 103 of the Code, and any losses of a partnership allocated to the individual limited partner as reported on Schedule E of Form 1040.

Indicate whether the Investor is any of the following types of entity (initial any applicable category):

1. A bank as defined in Section 3(a)(2) of the 1933 Act whether acting in its own or fiduciary capacity.

2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its own or fiduciary capacity.

3. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

4. An insurance company as defined in Section 2(13) of the 1933 Act.

5. An investment company registered under the Investment Company Act of 1940.

6. A business development company[4] as defined in Section 2(a)(48) of the Investment Company Act of 1940.

7. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

8.    A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its Investors, if such plan has total assets in excess of $5,000,000.

9.    An Investor benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), (a) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (b) if the Investor benefit plan has total assets in excess of $5,000,000, or (c) if it is a self-directed plan, with investment decisions made solely by persons that are accredited investors.

10. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.[5]

4 The term “business development company” means a closed-end company, operated for the purpose of investing in securities described in Section 55(a)(1)-(3) of such Act, that makes available “significant managerial assistance” with respect to the issuers of such securities and has elected to be regulated pursuant to Sections 55-65 of such Act as a business development company.

5 A company which is a business development company but which need not be closed-end and need not elect to be subject to regulation under Sections 55-65 of the Investment Company Act of 1940.

Investor Questionnaire	4

11. An organization described in Section 501(c)(3) of the Code, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered.

12. A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

13. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

14. A corporation, partnership, unincorporated association or other similar entity, where each owner of an equity interest in the entity satisfies the suitability requirements of Section II.A, paragraphs 2 or 3 or any of paragraphs 1-13 of this Section II.B.

IF NONE OF THE PRECEDING APPLY TO YOU, PLEASE INITIAL HERE:

SIGNATURE

The undersigned hereby represents to the Company that (a) the information contained herein is complete and accurate and may be relied upon by the Company, (b) the Company will be notified by the undersigned of any material adverse change in any of the information contained herein occurring prior to a purchase of any securities in the Company.

IF AN ENTITY:	IF AN INDIVIDUAL(S):

(Print Entity Name)	Print Name:
Date:
By:
Print Name:
Its:	Print Name:
Date:	Date: